FOURTH AMENDED AND RESTATED REIMBURSEMENT AGREEMENT

     This FOURTH AMENDED AND RESTATED REIMBURSEMENT AGREEMENT (the "Agreement") is entered into and shall be effective as of April 25, 2000, by and among Saul Centers, Inc. ("Saul Centers"), Saul Holdings Limited Partnership ("Saul Holdings"), Saul Subsidiary I Limited Partnership ("SSI"), Saul Subsidiary II Limited Partnership ("SSII"), Saul QRS, Inc. ("QRS"), Franklin Property Company ("Franklin"), Westminster Investing Corporation ("Westminster"), Van Ness Square Corporation ("Van Ness"), Dearborn, L.L.C., into which Dearborn Corporation was converted under Delaware law ("Dearborn LLC"), Avenel Executive Park Phase II, L.L.C., into which Avenel Executive Park Phase II, Inc. was merged under Maryland law ("Avenel LLC") and the B.F. Saul Real Estate Investment Trust (the "Saul Trust") (collectively, the "Parties" and each individually a "Party").

                                    RECITALS:

     WHEREAS, the Parties (other than SSI and SSII) are partners in one or more of Saul Holdings, SSI or SSII (collectively, the "Partnerships") and from time to time have made capital contributions to the Partnerships; and

     WHEREAS, (i) one or more of the Partnerships have issued recourse indebtedness, (ii) Saul Centers, as general partner of Saul Holdings and SSII, is liable for the recourse debts of Saul Holdings and SSII as a matter of law,
(iii) QRS, as general partner of SSI, is liable for the recourse debts of SSI as a matter of law, and (iv) one or more of the Parties have entered or will enter into agreements whereby they have guaranteed all or a part of one or more of the Partnership's indebtedness; and

     WHEREAS, the Parties (other than Avenel LLC and QRS) and Avenel Executive Park Phase II, Inc. ("Avenel Corporation") entered into that certain Reimbursement Agreement dated August 26, 1993, which was amended on April 15 and May 26, 1994, and amended and restated on August 1, 1994, December 30, 1995, and October 1, 1997 (collectively, the "Reimbursement Agreement"); and

     WHEREAS, the Parties have agreed to amend and restate the Reimbursement Agreement as set forth in this Agreement to (i) reflect the conversion of Dearborn Corporation into Dearborn LLC and the merger of Avenel Executive Park Phase II, Inc. into Avenel LLC, (ii) reduce Avenel LLC's obligations (as successor by merger to Avenel Corporation) under the Reimbursement Agreement and provide for a corresponding increase in the Saul Trust's obligations under the Reimbursement Agreement, and (iii) acknowledge Avenel LLC's liability for the obligations and liabilities of Avenel Corporation under the Reimbursement Agreement as a matter of Maryland law and Dearborn LLC's liability for the obligations and liabilities of Dearborn Corporation under the Reimbursement Agreement as a matter of Delaware law.

     NOW, THEREFORE, in consideration of the foregoing, of the mutual promises of the Parties hereto, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

     Section 1. Defined Terms. The following defined terms used in this Agreement shall have the meanings specified below. Any terms used and not defined in this Agreement shall have the meanings ascribed to them in the Partnership Agreements.

     "Business Day" means any day on which banking institutions are required to be open for business in Maryland.

     "Capital Account" means an account maintained for each partner of Saul Holdings under the rules of section 1.704-1(b)(2)(iv) of the Treasury regulations, except that for purposes of this definition, (i) the Capital Account of each partner shall be adjusted to eliminate any Unrealized Gain or Unrealized Loss, as such terms are defined in the First Amended and Restated Agreement of Limited Partnership of Saul Holdings Limited Partnership, as amended from time to time, and (ii) the Capital Account of each partner shall be determined as though each partner that is a "disregarded entity" under the rules of section 301.7701-2(c)(2) of the Treasury regulations is treated as an entity separate from its owner.

     "Capped Reimbursing Parties" means, collectively, the Saul
Trust and Dearborn LLC.

     "Guarantor" means any Party that is liable for all or part of one or more Loans by guarantee, indemnity or similar agreement (but shall not include with respect to a Loan the borrowing Partnership itself).

     "Loan" means any recourse indebtedness of any of the Partnerships, whether now in existence or hereafter incurred, or any other indebtedness of the Partnerships for which any of the Parties (excluding the borrowing Partnership itself) is liable, either as Guarantor or pursuant to any obligation imposed by law or otherwise. To the extent any specific Loan is referred to in this Agreement, it is the intent of the Parties that such reference include any other recourse indebtedness of any of the Partnerships, or any other indebtedness of any of the Partnerships for which any of the Parties (excluding the borrowing Partnership itself) is liable, either as a Guarantor or pursuant to any obligation imposed by law or otherwise, to the extent that the proceeds of such indebtedness have been or are used to refinance such Loan.

     "Nomura" means Nomura Asset Capital Corporation and its successors and assigns.

     "Nomura Guarantor" means Franklin, Westminster, the Saul Trust, Dearborn LLC or Avenel LLC.

     "Nomura Guaranty" means that certain Nomura Guaranty Agreement dated as of October 1, 1997, executed by the Nomura Guarantors in favor of Nomura with respect to the Nomura Loan.


     "Nomura Loan" means the Loan by Nomura to SSI in the original principal amount of $147,000,000.

     "Nomura Loan Deficiency" means the aggregate amount due under the Nomura Guaranty from the Nomura Guarantors after giving effect to all payments received by Nomura from SSI on the Nomura Loan (before and after default) including without limitation the proceeds received by Nomura from the sale or other disposition (including foreclosure) of the Collateral (as defined in the Nomura Guaranty) and before giving effect to any Reimbursable Payment from any Paying Party with respect to the Nomura Loan.

     "Northwestern" means The Northwestern Mutual Life Insurance
Company and its successors and assigns.

     "Northwestern Loan" means the Loan made by Northwestern to SSII in the original principal amount of $38,500,000.

     "Other Reimbursing Parties" means, collectively, Franklin,
Van Ness and Westminster.

     "Parties" and "Party" shall have the meaning provided in the first paragraph of this Agreement.

     "Partnership Agreements" means, collectively, the First Amended and Restated Agreement of Limited Partnership of Saul Holdings Limited Partnership, the First Amended and Restated Limited Partnership Agreement of Saul Subsidiary I Limited Partnership, and the First Amended and Restated Limited Partnership Agreement of Saul Subsidiary II Limited Partnership, including any amendments and restatements of or successors to such agreements.

     "Partnerships" shall have the meaning provided in the Recitals to this Agreement.

     "Paying Party" means, with respect to a given Loan or Loans of a Partnership, any Party that is a partner in the Partnership (or a partner in any such partner), or a Guarantor of all or a portion of the Partnership's Loan or Loans, that makes a Reimbursable Payment. With respect to any Loan, "Paying Party" shall not include the borrowing Partnership itself.

     "Prime" means the rate of interest that is equal to the rate published from time to time in The Wall Street Journal, or any successor publication, as the "prime rate."

     "Reimbursable Payment" means, with respect to a Loan of a Partnership, payment by a Paying Party (i) to the lender of all or part of the amount owed by the Partnership on the Loan, either pursuant to such Paying Party's obligations under a guarantee, indemnity or similar agreement or pursuant to any obligation imposed by law or otherwise, or (ii) to any other Party or to a partner in the Partnership (or a partner in any such partner) of any amount with respect to all or a portion of the Loan pursuant to a guarantee, indemnity or similar agreement or pursuant to any obligation imposed by law or otherwise.

     "Reimbursement Obligation" means, with respect to a given Reimbursing Party, the maximum amount of payments such Party may be obligated to reimburse to one or more Paying Parties pursuant to sections 2 and 3 of this Agreement.

     "Reimbursement Percentage" means, with respect to a given Other Reimbursing Party, the percentage so indicated on the following table.

     Other Reimbursing Party Reimbursement Percentage
     ----------------------- ------------------------

     Franklin                           0 %
     Van Ness                          15 %
     Westminster                       85 %

     "Reimbursing Parties" means, collectively, the Capped
Reimbursing Parties, Avenel LLC and the Other Reimbursing
Parties.

     "Required Payment" means (i) with respect to Franklin, the specified dollar amount of the "Franklin Special Guaranty" (determined as provided in the Nomura Guaranty), and (ii) with respect to each of the four other Nomura Guarantors, such Nomura Guarantor's pro rata share (based on the initial Guarantee Amounts of such Nomura Guarantors as specified in Exhibit A to the Nomura Guaranty) of the excess of the Nomura Loan Deficiency over the amount of the Franklin Special Guaranty (determined as provided in the Nomura Guaranty).

     "Westminster Guaranty" means that certain Guarantee dated as of January 14, 1997, executed by Westminster in favor of Northwestern with respect to the Northwestern Loan.

     Section 2. Reimbursement of Paying Parties. Subject to the terms and limitations set forth in this Agreement, the Reimbursing Parties agree to reimburse each Paying Party for any Reimbursable Payments.

     Section 3. Allocation of Reimbursement Obligations. The obligation of each Reimbursing Party to make a reimbursement payment pursuant to section 2 of this Agreement to a Paying Party shall be determined as follows:

     A. Pursuant to and subject to paragraph (a) of section 1 of the Nomura Guaranty, Franklin is obligated to make certain payments to Nomura with respect to the Nomura Loan, but only to the extent that the total payment made by Franklin under the Nomura Guaranty does not exceed $24,345,750 (of which total (i) $18,900,000 represents the refinancing of a portion of a Loan made by the First National Bank of Chicago to Saul Holdings and (ii) $5,445,750 represents the refinancing of a portion of a $128,000,000 Loan made to SSI), subject to reduction as provided in the Nomura Guaranty. Pursuant to this section 3-A, Franklin shall reimburse any other Paying Party for Reimbursable Payments made by such Paying Party with respect to the Nomura Loan as provided in section 3-C of this Agreement.

     B. In addition to the obligations of Franklin described in section 3-A of this Agreement, pursuant to paragraph (b) of section 1 of the Nomura Guaranty each Nomura Guarantor (other than Franklin) is obligated to make certain payments to Nomura with respect to the Nomura Loan, to the extent of the "Guarantee Amount" (as defined in the Nomura Guaranty) of such Nomura Guarantor. Pursuant to this section 3-B, each Nomura Guarantor (other than Franklin) shall reimburse any other Paying Party for Reimbursable Payments made with respect to the Nomura Loan as provided in section 3-C of this Agreement.

     C. The reimbursement obligations of Franklin pursuant to section 3-A and of the other Nomura Guarantors pursuant to section 3-B shall be determined as follows:

          (a) The Paying Parties entitled to reimbursement from the Nomura Guarantors are:

          (i) each Paying Party that is a partner in SSI (or a partner in any such partner) and is not a Nomura Guarantor will be entitled to reimbursement from the Nomura Guarantors of all Reimbursable Payments made in respect of the Nomura Loan by such Paying Party, and

          (ii) each Nomura Guarantor will be entitled to reimbursement from the other Nomura Guarantors to the extent that such Nomura Guarantor made Reimbursable Payments in respect of the Nomura Loan that exceeded such Nomura Guarantor's Required Payment.

          The total amount of the reimbursement due to the Paying Parties under this paragraph (a) is referred to as the "Reimbursement Amount."

          (b) Each Nomura Guarantor that has paid less than its Required Payment will be required to contribute the following amounts to the payment of the Reimbursement Amount:

          (i) Franklin will contribute the lesser of (x) the Reimbursement Amount and (y) the amount by which the aggregate Reimbursable Payments by Franklin in respect of the Nomura Loan were less than Franklin's Required Payment, and

          (ii) to the extent that the amount due from Franklin pursuant to clause (b)(i) is less than the Reimbursement Amount, then each of the other Nomura Guarantors will contribute to the deficiency to the extent that the aggregate Reimbursable Payments by such Nomura Guarantor in respect of the Nomura Loan were less than such Nomura Guarantor's Required Payment.

          (c) The amounts required to be contributed by the Nomura Guarantors pursuant to clause (b) will be distributed (i) to the Paying Parties who are not Nomura Guarantors to reimburse the portion of the Reimbursement Amount due to such Paying Party, (ii) to Franklin to the extent that it has paid more than its Required Payment, and (iii) to each of the other four Nomura Guarantors to the extent that such Nomura Guarantor has paid more than its Required Payment; provided that if the amount contributed by the Nomura Guarantors is less than the Reimbursement Amount, the amount contributed will be distributed among the Paying Parties entitled to reimbursement pro rata (based on the portion of the Reimbursement Amount payable to such Paying Party).

     D. Pursuant to and subject to the terms of the Westminster Guaranty, Westminster is obligated to make certain payments to Northwestern with respect to the Northwestern Loan. Pursuant to this section 3-D, Westminster shall reimburse any Paying Party for Reimbursable Payments made with respect to the Northwestern Loan for which Westminster would have been liable under the Westminster Guaranty if such payments had not been made by the Paying Party.

     E. Any Reimbursable Payments made by the Paying Parties with respect to any Loan (other than the Nomura Loan and the Northwestern Loan) shall be reimbursed by Dearborn LLC. Notwithstanding the preceding sentence, the Reimbursement Obligation of Dearborn LLC under this section 3-E will be limited to the lesser of (i) the excess of the deficit in Dearborn LLC's Capital Account on the date of the payments over Dearborn LLC's Required Payment, and (ii) the excess of $115,471,190 over the sum of (x) Dearborn LLC's Required Payment plus (y) the Saul Trust's Required Payment.

     F. To the extent that any Reimbursable Payments made by the Paying Parties with respect to any Loan (other than the Nomura Loan and the Northwestern Loan) are not reimbursed under section 3-E of this Agreement, such payments shall reimbursed by the Saul Trust. Notwithstanding the preceding sentence, the Saul Trust's Reimbursement Obligations under this section 3-F shall be limited to the excess of $115,471,190 over the sum of (i) Dearborn LLC's Reimbursement Obligations under section 3-E, (ii) Dearborn LLC's Required Payment, and (iii) the Saul Trust's Required Payment.

     G. The Other Reimbursing Parties shall reimburse all Reimbursable Payments made by any of the Paying Parties with respect to the Loans not reimbursed pursuant to sections 3-A, 3-B, 3-C, 3-D, 3-E or 3-F of this Agreement in proportion to the Other Reimbursing Parties' respective Reimbursement Percentages.

     Section 4. Method of Payment. Any reimbursement payments required pursuant to this Agreement shall be due not later than ten (10) Business Days after the day on which the Paying Party pays a lender, other Party or partner in a Partnership with respect to a Loan or makes any other payment for which that Paying Party is entitled to reimbursement under this Agreement. Such reimbursement payments shall be made in lawful money of the United States of America and in immediately available funds, or by certified cashier's check.

     All reimbursement payments under this Agreement shall be made without counterclaim, setoff, condition or qualification and free and clear of and without deduction or withholding for or by reason of any present or future taxes, levies, imposts, deductions or charges of any nature whatsoever.

     Section 5. Late Payments. If the amount of any reimbursement payment hereunder is not paid to a Paying Party when due, such payment shall bear interest (computed on the basis of a 360-day-year and the actual number of days elapsed) from the due date thereof until paid in full at a rate per annum equal to Prime plus 1 percent, payable on demand.

     Notwithstanding any other provision in this section 5 to the contrary, if any sum becomes payable pursuant to this Agreement on a day that is not a Business Day, the date for payment thereof shall automatically be extended, without penalty, to the next succeeding Business Day, and such extended time shall not be included in the computation of interest.

     Section 6. Rights to Resulting Nonrecourse Loans. If and to the extent a Reimbursing Party reimburses a Paying Party, the Reimbursing Party shall automatically and immediately succeed to all rights accruing to the Paying Party with respect to any nonrecourse obligation that arose pursuant to section 4.2 of the respective Partnership Agreement (or any successor provision) by reason of the Paying Party's payment (or any portion thereof) that the Reimbursing Party has reimbursed.

     Section 7. Recourse Obligation. The liability of each Reimbursing Party with respect to the Reimbursement Obligation (as determined pursuant to this Agreement) shall be a recourse obligation of each Reimbursing Party and shall survive the dissolution of any of the Partnerships and/or the retirement, incompetency, insolvency, bankruptcy, or withdrawal of any Party.

     Section 8. Not a Capital Contribution. No amount paid hereunder shall be treated as a capital contribution pursuant to any of the Partnership Agreements.

     Section 9. Intent of the Parties. It is the intent and understanding of the undersigned that one consequence of this Agreement will be that, for purposes of the determination under section 1.752-2 of the Treasury regulations (or any successor provision), each Reimbursing Party will bear the economic risk of loss with respect to the Loans to the extent of their Reimbursement Obligation. It is the intent of the undersigned that the provisions of this Agreement be interpreted consistently therewith.

     Section 10. Amendment. This Agreement may be amended from time to time only by the unanimous written consent of all Parties.

     Section 11. Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Maryland, without regard to the principles of conflicts of laws.

     Section 12. Addresses and Notice. All notices, requests, demands and other communications hereunder to a Party shall be in writing and shall be deemed to have been duly given if delivered by hand or if sent by certified mail, return receipt requested, properly addressed and postage prepaid, or transmitted by commercial overnight courier to the Party at the address set forth below or at such other address as the Party shall notify the other Parties in writing:

               8401 Connecticut Avenue
               Chevy Chase, Maryland 20815

     Such communications shall be deemed sufficiently given, served, sent or received for all purposes at such time as delivered to the addressee (with the return receipt or delivery receipt being deemed conclusive evidence of such delivery) or at such other time as delivery is refused by the addressee upon presentation.

     Section 13. Identification of Lenders. The identification of lenders with respect to certain Loans in this Agreement (including, without limitation, in sections 3-A, 3-B and 3-D of this Agreement and in the definitions of Nomura Loan, Nomura Loan Deficiency and Northwestern Loan) is solely for the convenience of the Parties. Therefore, it is the intent of the Parties that the applicable provisions of this Agreement continue to apply to such Loans, or a refinancing, modification, extension, renewal, substitution or replacement (collectively "refinancing") of such Loans, or any successive refinancing, regardless of whether or not any of the lenders transfers (through an assignment, participation or otherwise) all or a portion of their interest in any one or more of such Loans or another person otherwise becomes a lender with respect to such Loans.

     Section 14. No Third Party Beneficiaries. The Parties intend that the rights and obligations set forth in this Agreement shall be the rights and obligations of the Parties and that no third party shall have, or be deemed to have or receive, any benefit from this Agreement.


     IN WITNESS WHEREOF, the Parties have entered into this Agreement as of the day first set forth above.


   SAUL CENTERS, INC., a Maryland corporation

      By:    B. Francis Saul III
            -------------------------------

      Name:  B. Francis Saul III
            -------------------------------

      Title: Vice Chairman
            -------------------------------


   SAUL HOLDINGS LIMITED PARTNERSHIP,
      a Maryland limited partnership

   By:     SAUL CENTERS, INC., a Maryland
   corporation, as sole general partner

      By:    B. Francis Saul III
            -------------------------------

      Name:  B. Francis Saul III
            -------------------------------

      Title: Vice Chairman
            -------------------------------


   SAUL SUBSIDIARY I LIMITED PARTNERSHIP,
      a Maryland limited partnership

   By:     SAUL QRS, INC., a Maryland corporation, as
   sole general partner

      By:    B. Francis Saul III
            -------------------------------

      Name:  B. Francis Saul III
            -------------------------------

      Title: Vice Chairman
            -------------------------------


   SAUL SUBSIDIARY II LIMITED PARTNERSHIP, a Maryland limited partnership

   By:     SAUL CENTERS, INC., a Maryland
   corporation, as sole general partner

      By:    B. Francis Saul III
            -------------------------------

      Name:  B. Francis Saul III
            -------------------------------

      Title: Vice Chairman
            -------------------------------


   SAUL QRS, INC., a Maryland corporation

      By:    B. Francis Saul III
            -------------------------------

      Name:  B. Francis Saul III
            -------------------------------

      Title: Vice Chairman
            -------------------------------


   FRANKLIN PROPERTY COMPANY, a Maryland corporation

      By:    B. Francis Saul III
            -------------------------------

      Name:  B. Francis Saul III
            -------------------------------

      Title: President
            -------------------------------


   WESTMINSTER INVESTING CORPORATION, a New York corporation

      By:    B. Francis Saul III
            -------------------------------

      Name:  B. Francis Saul III
            -------------------------------

      Title: Executive Vice President
            -------------------------------


   VAN NESS SQUARE CORPORATION, a Maryland corporation

      By:    B. Francis Saul III
            -------------------------------

      Name:  B. Francis Saul III
            -------------------------------

      Title: President
            -------------------------------


   DEARBORN, L.L.C., a Delaware limited liability company

      By:    B. Francis Saul III
            -------------------------------

      Name:  B. Francis Saul III
            -------------------------------

      Title: Vice President
            -------------------------------


   AVENEL EXECUTIVE PARK PHASE II, L.L.C.,
      a Maryland limited liability company

      By:    B. Francis Saul III
            -------------------------------

      Name:  B. Francis Saul III
            -------------------------------

      Title: Vice President
            -------------------------------


   B.F. SAUL REAL ESTATE INVESTMENT TRUST,
      a Maryland unincorporated business trust

      By:    B. Francis Saul III
            -------------------------------

      Name:  B. Francis Saul III
            -------------------------------

      Title: Vice President
            -------------------------------